Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION
Financial Trends

Notes:

On July 1, 2007, The Bank of New York Company, Inc. (“The Bank of New York”) and Mellon Financial Corporation (“Mellon”) merged into The Bank of New York Mellon Corporation (“The Bank of New York Mellon” or “BNY Mellon”), with BNY Mellon being the surviving entity.

The results prior to the consummation of the merger, reflect the sum of The Bank of New York and Mellon’s historical results, but do not include the pro forma impact of purchase accounting adjustments. Combined results for the periods prior to the merger (2006, 1Q07, 2Q07) are presented on a pre-tax basis only. Average common equity and average goodwill/intangibles are not disclosed for the periods prior to the merger due to the impact of the merger on these line items. The business segment results are presented on a pre-tax basis for all periods and reflect actions taken to report consistent transfer pricing and cost allocation methodologies as well as intercompany eliminations between The Bank of New York and Mellon.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the segment trends data versus the segment trends data filed on Form 10-Q.

The following transactions have impacted the reporting of our results:

On Jan. 1, 2009, we adopted FAS 160 which resulted in a reclassification of Minority Interest, to equity from other liabilities on the balance sheet and to noncontrolling interest from other expense on the income statement.

During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment. Historical segment results have been restated to reflect these changes.

On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.). The financial results have been moved from the Wealth Management segment to the Other segment. In addition, the financial results of Mellon United National Bank (MUNB) have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

On December 20, 2007, we acquired the remaining 50% interest in the ABN AMRO Mellon joint venture. The financial results are included in the Asset Servicing segment.

On October 1, 2006, The Bank of New York acquired JPMorgan Chase’s Corporate Trust business in exchange for our retail and regional middle market banking businesses. Results of the Corporate Trust business are included in the Issuer Services segment.

The following transactions have impacted the reporting of our results:

Investment Write-downs – Impacted total revenue levels in the fourth quarter of 2007 and full year of 2008, and the first quarter of 2009.

Restructuring charge – Recorded charges in the fourth quarter of 2008 and first quarter of 2009 related to the 4% global workforce reduction.

SILO/LILO/Tax settlement charges – Incurred charges in the second and third quarters of 2008.

Merger & integration/Intangible amortization expenses – Both expense categories increased beginning in the second/third quarters of 2007 as a result of The Bank of New York/Mellon merger.

Support agreement charges – Recorded a $163 million pre-tax charge in the fourth quarter of 2008 and a $726 million pre-tax charge in the third quarter of 2008 (minor amounts recorded in the fourth quarter of 2007, first and second quarters of 2008 and the first quarter of 2009).

Goodwill impairment – Recorded a $50 million pre-tax charge in the first quarter of 2009 related to the Mellon United National Bank subsidiary.

All of these items are detailed in the trends that follow. In addition, page 15 provides additional details on the impact of the applicable items on total revenue as well the impact on Continuing operations fully diluted earnings per share.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any segment.

Average Assets:

Where average deposits in a business segment are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS—9 Quarter Trend

(dollar amounts in millions unless otherwise noted;	2007				2008				2009
presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a)	4th Qtr	1st Qtr
Revenue:
Securities servicing fees
Asset servicing	$640	$694	$720	$812	$899	$864	$803	$782	$609
Issuer services	371	415	436	438	376	444	477	388	364
Clearing services	275	288	301	308	263	264	259	279	253

Total securities servicing fees	1,286	1,397	1,457	1,558	1,538	1,572	1,539	1,449	1,226
Asset and wealth management fees	801	856	854	887	842	844	792	657	609
Performance fees	49	63	(3)	62	20	16	3	44	7
Foreign exchange & other trading	182	176	238	305	259	308	385	510	307
Treasury services	116	121	122	121	124	130	130	134	126
Distribution and servicing	84	83	95	113	98	110	107	106	111
Financing-related fees	63	69	51	52	48	50	45	45	48
Investment Income	70	84	34	69	37	73	49	56	(13)
Other	97	89	101	82	96	42	46	65	20

Total fee revenue	2,748	2,938	2,949	3,249	3,062	3,145	3,096	3,066	2,441
Securities gains (losses)	2	1	(9)	(191)	(73)	(152)	(162)	(1,241)	(295)

Total fee and other revenue	2,750	2,939	2,940	3,058	2,989	2,993	2,934	1,825	2,146
Net interest revenue	558	592	674	757	773	415	708	1,077	796

Total revenue	3,308	3,531	3,614	3,815	3,762	3,408	3,642	2,902	2,942
Provision for credit losses	(12)	(18)	—	20	16	25	30	60	80
Noninterest expenses (ex. intangible amortization and merger & integration expense)	2,237	2,433	2,353	2,491	2,350	2,484	2,371	2,313	2,114

Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	1,083	1,116	1,261	1,304	1,396	899	1,241	529	748
Support agreement charges	—	—	—	3	14	(9)	726	163	(8)
Amortization of intangible assets	40	40	131	131	122	124	120	116	108
Restructuring charge	—	—	—	—	—	—	—	181	10
Goodwill impairment—Mellon United National Bank	—	—	—	—	—	—	—	—	50
Merger & integration expense	23	163	218	124	126	149	111	97	68

Income before taxes, noncontrolling interest and extraordinary (loss)	1,020	913	912	1,046	1,134	635	284	(28)	520
Income taxes			266	343	376	327	(25)	(119)	150

Income before noncontrolling interest and extraordinary (loss)			646	703	758	308	309	91	370
Net income attributable to noncontrolling interest			(4)	(3)	(9)	(6)	(4)	(5)	(1)
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax			—	(180)	—	—	—	(26)	—
Preferred Dividends			—	—	—	—	—	(33)	(47)

Net income from continuing operations			$642	$520	$749	$302	$305	$27	$322

EPS from continuing operations (b)			$0.67	$0.67	$0.72	$0.34	$0.32	$0.07	$0.32
Market value of assets under management at period-end (in billions)	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5
Market value of securities on loan at period-end (in billions)	$661	$678	$663	$633	$660	$588	$470	$326	$293
Pre-tax operating margin
GAAP-before extraordinary (loss)			25%	27%	30%	19%	8%	(1)%	18%
Non-GAAP adjusted (c)			35%	37%	38%	36%	39%	43%	33%
Return on tangible common equity (annualized):
GAAP-before extraordinary (loss)			33.2%	33.0%	35.8%	18.5%	19.0%	6.7%	26.1%
Non-GAAP adjusted (d)			39.0%	40.8%	41.4%	45.7%	50.4%	61.5%	45.5%
Return on common equity (annualized)
GAAP-before extraordinary (loss)			8.9%	9.5%	10.2%	4.3%	4.3%	0.8%	5.2%
Non-GAAP adjusted (c)			11.8%	13.1%	12.9%	13.2%	14.3%	16.9%	10.9%
Non-U.S. percent of revenue (FTE) (e)			30%	32%	32%	33%	32%	31%	29%

(a)	The second and third quarters of 2008 include SILO/LILO/tax settlement charges which reduced net interest revenue (FTE) by $377 million and $112 million, respectively. See pages 4 and 15 for additional details.

(b)	Excludes the impact of merger & integration expenses. See page 15 for additional items impacting reported EPS.

(c)	Calculated excluding M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs, goodwill impairment, and intangible amortization expenses.

(d)	Calculated excluding M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and goodwill impairment.

(e)	Calculated excluding the SILO/LILO/tax settlements and investment write-downs.

Note:	See pages 3 through 5 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

FEE AND OTHER REVENUE

	2007				2008				2009
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Securities servicing fees
Asset servicing	$640	$694	$720	$812	$899	$864	$803	$782	$609
Issuer services	371	415	436	438	376	444	477	388	364
Clearing services	275	288	301	308	263	264	259	279	253

Total securities servicing fees	1,286	1,397	1,457	1,558	1,538	1,572	1,539	1,449	1,226
Asset and wealth management fees	801	856	854	887	842	844	792	657	609
Performance fees	49	63	(3)	62	20	16	3	44	7
Foreign exchange & other trading	182	176	238	305	259	308	385	510	307
Treasury services	116	121	122	121	124	130	130	134	126
Distribution and servicing	84	83	95	113	98	110	107	106	111
Financing-related fees	63	69	51	52	48	50	45	45	48
Investment Income	60	74	25	58	28	62	38	47	(21)
Other	97	89	101	82	96	42	46	65	20

Total fee revenue (non-FTE)	2,738	2,928	2,940	3,238	3,053	3,134	3,085	3,057	2,433
Securities gains (losses)	2	1	(9)	(191)	(73)	(152)	(162)	(1,241)	(295)

Total fee and other revenue (non-FTE)	2,740	2,929	2,931	3,047	2,980	2,982	2,923	1,816	2,138
FTE impact	10	10	9	11	9	11	11	9	8

Total fee and other revenue (FTE)	$2,750	$2,939	$2,940	$3,058	$2,989	$2,993	$2,934	$1,825	$2,146
Fee and other revenue as a percentage of total revenue, excluding the investment write-downs and SILO/LILO charges (FTE)	83%	83%	81%	81%	80%	80%	79%	74%	76%
Market value of assets under management at period-end (in billions)	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5
Market value of securities on loan at period-end (in billions)	$661	$678	$663	$633	$660	$588	$470	$326	$293
S&P 500 Index - period-end	1421	1503	1527	1468	1323	1280	1166	903	798
S&P 500 Index - daily average	1424	1496	1490	1496	1353	1371	1252	916	809

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	Quarter Ended
	September 30, 2007			December 31, 2007		March 31, 2008		June 30, 2008			September 30, 2008		December 31, 2008		March 31, 2009
(dollar amounts in millions)	Average balance	Average rates		Average balance	Average rates	Average balance	Average rates	Average balance	Average rates		Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$34,461	4.83%		$37,107	4.75%	$38,658	4.28%	$43,361	3.82%		$43,999	3.90%	$78,680	2.65%	$79,704	1.20%
Other Short Term Investment (FRB)	—	—		—	—	—	—	—	—		954	2.95	8,388	3.04	1,269	3.15
Federal funds sold and securities under resale agreements	5,504	5.26		7,096	4.66	8,199	3.15	6,744	2.21		7,029	1.97	4,060	1.31	2,319	0.81
Margin loans	5,293	6.29		5,313	5.74	5,258	4.47	5,802	3.36		5,764	3.27	4,885	2.35	4,219	1.63
Non-margin loans:
Domestic offices	27,044	5.17		28,527	4.95	29,357	4.49	28,068	(1.56	) (b)	27,480	1.81 (c)	29,796	2.82	23,223	2.96
Foreign offices	13,180	5.50		13,269	5.02	13,881	4.55	13,281	3.97		13,739	3.71	15,208	3.73	13,109	2.56

Total non-margin loans	40,224	5.28		41,796	4.97	43,238	4.51	41,349	0.22	(b)	41,219	2.44 (c)	45,004	3.13	36,332	2.82
Securities
U.S. government obligations	401	4.59		502	4.18	430	3.48	552	3.05		679	3.03	762	2.73	787	2.50
U.S. government agency obligations	11,671	5.56		11,761	5.27	11,333	4.74	11,098	4.27		11,542	4.30	12,071	4.27	12,691	3.65
Obligations of states and political subdivisions	734	6.55		724	6.58	703	7.58	676	5.74		722	7.39	962	7.69	788	6.68
Other securities	33,361	5.69		33,972	5.44	35,840	5.26	32,755	5.22		30,591	5.42	26,916	5.95	29,848	4.47
Trading securities	1,872	3.95		2,351	5.35	1,459	5.36	1,918	3.74		1,791	2.76	2,148	3.96	1,728	2.86

Total securities	48,039	5.60		49,310	5.40	49,765	5.16	46,999	4.92		45,325	5.03	42,859	5.35	45,842	4.20

Total interest-earning assets	133,521	5.32		140,622	5.08	145,118	4.59	144,255	3.05	(b)	144,290	3.71 (c)	183,876	3.38	169,685	2.38
Allowance for credit losses	(303)			(332)		(311)		(310)			(355)		(363)		(411)
Cash and due from banks	5,013			5,663		5,831		5,399			7,835		5,834		4,850
Other assets	45,597			47,034		50,152		46,653			47,057		54,615		45,995

Total Assets	$183,828			$192,987		$200,790		$195,997			$198,827		$243,962		$220,119

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$17,204	3.38%		$16,190	2.74%	$13,296	1.63%	$13,590	0.96%		$12,503	0.88%	$19,003	0.52%	$19,315	0.11%
Savings	793	3.09		802	2.72	913	2.33	980	1.74		986	1.13	999	0.76	1,166	0.69
Certificates of deposit of $100,000 & over	3,025	5.37		2,547	5.37	2,313	4.09	2,116	2.71		1,928	2.28	1,812	2.57	1,479	1.18
Other time deposits	1,392	6.32		1,374	6.13	8,445	2.42	6,458	1.86		5,505	1.96	5,186	1.31	5,687	0.55
Foreign offices	58,456	3.78		65,365	3.38	67,914	2.85	71,641	2.22		65,931	2.19	69,575	1.12	75,202	0.31

Total interest-bearing deposits	80,870	3.79		86,278	3.36	92,881	2.66	94,785	2.02		86,853	1.98	96,575	1.04	102,849	0.30
Federal funds purchased and securities under repurchase agreements	4,655	4.29		3,956	3.89	4,750	2.18	4,338	1.05		5,334	1.18	6,127	0.28	2,119	0.12
Other borrowed funds	2,790	4.90		3,079	2.41	3,343	3.50	2,840	3.21		3,303	2.31	3,548	2.13	3,785	1.57
Borrowings from FRB Related to ABCP	—	—		—	—	—	—	—	—		954	2.25	8,388	2.25	1,269	2.25
Payables to customers and broker-dealers	5,316	3.54		5,226	3.12	4,942	1.94	5,550	1.32		5,910	1.19	5,569	0.62	3,797	0.20
Long-term debt	14,767	5.47		15,510	5.29	17,125	4.51	16,841	3.58		15,993	3.62	15,467	3.79	15,493	2.72

Total interest-bearing liabilities	108,398	4.06		114,049	3.60	123,041	2.90	124,354	2.20		118,347	2.14	135,674	1.40	129,312	0.64
Total noninterest-bearing deposits	26,466			28,449		26,240		24,822			33,462		52,274		43,561
Other liabilities	20,295			21,353		21,821		18,314			19,022		27,171		19,256

Total liabilities	155,159			163,851		171,102		167,490			170,831		215,119		192,129

Total equity	28,669			29,136		29,688		28,507			27,996		28,843		27,990

Total liabilities and total equity	$183,828			$192,987		$200,790		$195,997			$198,827		$243,962		$220,119

Net interest margin - Taxable equivalent basis		2.02	% (a)		2.16%		2.14%		1.16%			1.96%		2.34%		1.89%
Net interest margin - Excluding the SILO/LILO charge									2.21%			2.27%

(a)	Includes the reduction in net interest revenue of $22 million related to a required recalculation of the yield on leverage leases under SFAS 13 that resulted from the merger.

(b)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.82%, 3.87% and 4.10%, respectively.

(c)	Excluding the SILO/LILO charge, the rates on Domestic office loans, Non-margin loans and Interest-earning assets were 3.44%, 3.53% and 4.02%, respectively.

Note:	Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONINTEREST EXPENSE

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr (a)	3rd Qtr (b)	4th Qtr	1st Qtr (c)	2nd Qtr (d)	3rd Qtr (d)	4th Qtr (d)	1st Qtr
Staff:
Compensation	$739	$754	$764	$758	$795	$804	$804	$758	$712
Incentives	327	362	347	443	366	386	242	256	248
Employee benefits	191	187	169	164	191	201	172	140	191

Total staff	1,257	1,303	1,280	1,365	1,352	1,391	1,218	1,154	1,151
Professional, legal and other purchased services	245	253	241	272	252	280	287	307	262
Net occupancy	135	172	144	145	129	139	164	143	140
Distribution and servicing	132	141	127	133	130	131	133	123	107
Furniture and equipment	78	80	80	82	79	79	80	86	77
Business development	58	72	56	72	66	75	62	76	44
Software	72	77	91	78	79	88	78	86	81
Sub-custodian and clearing	87	104	110	115	70	83	80	80	66
Other	173	231	224	229	193	218	269	258	186

Subtotal	$2,237	$2,433	$2,353	$2,491	$2,350	$2,484	$2,371	$2,313	$2,114
Support agreement charges	—	—	—	3	14	(9)	726	163	(8)
Restructuring charge	—	—	—	—	—	—	—	181	10
Goodwill impairment (e)	—	—	—	—	—	—	—	—	50
Amortization of intangible assets	40	40	131	131	122	124	120	116	108
Merger & integration expense:
The Bank of New York Mellon Corporation	12	151	205	111	121	146	107	97	68
Acquired Corporate Trust Business	11	12	13	13	5	3	4	—	—

Total noninterest expense	$2,300	$2,636	$2,702	$2,749	$2,612	$2,748	$3,328	$2,870	$2,342
Employees at period-end (f)	n/a	n/a	40,600	42,500	42,600	43,100	43,200	42,900	42,000

(a)	The second quarter of 2007 includes a $46 million charge for the early redemption of junior subordinated debentures, $30 million for exit costs associated with excess office space and a $5 million litigation reserve charge.

(b)	The third quarter of 2007 includes a $32 million write-off of the remaining interests in a hedge fund manager sold in 2006.

(c)	The first quarter of 2008 includes a $25 million write-down of seed capital investments related to a former affiliated hedge fund manager.

(d)	The second, third and fourth quarters of 2008 include $22 million, $24 Million and $4 million, respectively, of charges for credit monitoring related to lost tapes.

(e)	The first quarter of 2009 goodwill impairment charge related to Mellon United National Bank subsidiary.

(f)	Represents full time employees.

n/a - Information not available on a combined basis.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 9 Quarter Trend

	2007				2008				2009
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at period-end (in billions)
Institutional	$652	$691	$682	$671	$636	$625	$585	$445	$394
Mutual Funds	273	290	323	349	373	393	384	400	413
Private Client	100	101	101	101	96	95	98	83	74

Total market value of assets under management	1,025	1,082	1,106	1,121	1,105	1,113	1,067	928	881
Composition of assets under management at period-end
Equity	42%	42%	41%	41%	40%	38%	36%	29%	27%
Money Market	22%	23%	25%	26%	29%	31%	34%	43%	45%
Fixed Income	21%	20%	19%	20%	18%	18%	20%	18%	19%
Alternative investments and overlay	15%	15%	15%	13%	13%	13%	10%	10%	9%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions)	$21.1	$22.2	$22.7	$23.1	$23.1	$23.0	$22.4	$20.2	$19.5
Market value of securities on loan at period-end	$661	$678	$663	$633	$660	$588	$470	$326	$293
Market Indices
S&P 500 Index - period-end (a)	1421	1503	1527	1468	1323	1280	1166	903	798
S&P 500 Index - daily average	1424	1496	1490	1496	1353	1371	1252	916	809
FTSE 100 Index (a)	6308	6608	6467	6457	5702	5626	4902	4434	3926
FTSE 100 Index-daily average	6265	6534	6366	6455	5891	5979	5359	4270	4040
NASDAQ Composite Index (a)	2422	2603	2702	2652	2279	2293	2092	1577	1529
Lehman Brothers Aggregate Bond Index (a)	230.8	227.9	246.2	257.5	281.2	270.1	256.0	274.7	262.5
MSCI EAFE Index (a)	2147.5	2262.2	2300.3	2253.4	2038.6	1967.2	1553.2	1237.4	1056.2
NYSE Volume (in billions)	123.8	127.7	145.5	135.0	158.5	140.7	179.8	181.2	161.3
NASDAQ Volume (in billions)	123.5	134.0	137.0	137.4	148.9	134.5	144.9	148.3	136.2
(a)	Period end

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 9 Quarter Trend

	2007				2008				2009
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Market value of assets under management at beginning of period	$1,011	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928
Net Flows
Long-term	(3)	6	2	(20)	(6)	(8)	(6)	(22)	(1)
Money market	5	17	27	39	29	21	14	28	(11)

Total net inflows (a)	2	23	29	19	23	13	8	6	(12)
Net Market appreciation/(depreciation)	12	34	(5)	(4)	(39)	(6)	(54)	(137)	(35)
Acquisitions/other	—	—	—	—	—	1	—	(8)	—

Market value of assets under management at end of period	$1,025	$1,082	$1,106	$1,121	$1,105	$1,113	$1,067	$928	$881

(a)	Net flows from the first quarter and second quarters of 2007 represent Legacy Mellon flows only.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET MANAGEMENT - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Asset and wealth management
Mutual funds	276	291	307	323	323	340	328	297	263
Institutional clients	320	351	331	342	304	290	265	193	181
Private clients	43	46	47	47	45	47	43	35	32

Total asset and wealth management	639	688	685	712	672	677	636	525	476
Performance fees	49	63	(3)	62	20	16	3	44	7
Distribution and servicing	82	82	89	104	86	99	93	93	92
Other fee revenue (b)	16	31	(26)	10	(26)	4	(45)	(100)	(95)

Total fee and other revenue	786	864	745	888	752	796	687	562	480
Net interest revenue (expense)	6	(6)	(4)	18	15	11	10	43	16

Total revenue	792	858	741	906	767	807	697	605	496
Noninterest expenses (ex. intangible amortization and support agreement charges)	509	540	538	556	557	528	489	478	412

Income before taxes (ex. intangible amortization and support agreement charges)	283	318	203	350	210	279	208	127	84
Support agreement charges	—	—	—	—	—	5	328	2	(14)
Amortization of intangible assets	13	13	70	70	62	68	64	61	55

Income before taxes	270	305	133	280	148	206	(184)	64	43
Average assets	$5,358	$5,318	$13,482	$13,495	$13,238	$13,410	$13,286	$13,135	$12,636
Market value of assets under management at period-end (in billions) (c)	$950	$1,006	$1,028	$1,044	$1,029	$1,040	$995	$862	$818
Pre-tax operating margin (ex. intangible amortization) - non-GAAP (d)	36%	37%	27%	39%	27%	34%	-17%	21%	20%

(a)	The third quarter of 2007 includes a $32 million charge related to the write-off of the value of the remaining interest in a legacy Mellon hedge fund manager that was disposed of in 2006.

(b)	Includes investment write-downs of $9 million and $1 million in the third and fourth quarters of 2007, $24 million, $1 million, $3 million and $51 million in the first, second, third and fourth quarters of 2008 and $34 million in the first quarter of 2009.

(c)	Includes amounts subadvised for/by other sectors.

(d)	Excluding support agreement charges and investment write-downs, pre-tax operating margin (Non-GAAP) was 38% for the fourth quarter of 2007, 29%, 34%, 30% and 27% for the first, second, third and fourth quarters of 2008, respectively, and 22% for the first quarter of 2009.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

WEALTH MANAGEMENT - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008					2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr	1st Qtr
Revenue:
Asset and wealth management	148	153	151	157	153	150	141		119	122
Securities servicing fees - Asset servicing	4	4	3	5	6	6	7		8	7
Other fee revenue	—	(1)	2	5	7	5	15		7	12

Total fee and other revenue	152	156	156	167	166	161	163		134	141
Net interest revenue (expense)	43	44	41	42	46	48	50		56	50

Total revenue	195	200	197	209	212	209	213		190	191
Provision for credit losses	—	—	—	—	—	(1)	1		—	—
Noninterest expenses (ex. intangible amortization and support agreement charges)	136	141	139	142	142	142	140		141	128

Income before taxes (ex. intangible amortization and support agreement charges)	59	59	58	67	70	68	72		49	63
Support agreement charges	—	—	—	—	—	—	15		—	—
Amortization of intangible assets	1	—	14	14	13	13	14		14	11

Income before taxes	58	59	44	53	57	55	43		35	52
Average loans	$3,799	$4,083	$4,133	$4,342	$4,390	$4,816	$5,231		$5,309	$5,388
Average assets	$6,884	$6,841	$9,964	$9,858	$10,496	$10,254	$9,801		$9,632	$9,611
Average deposits	$6,388	$6,352	$7,589	$7,469	$7,993	$7,782	$7,318		$7,131	$7,058
Market value of total client assets at period-end (in billions) (a)	$158	$162	$170	$170	$164	$162	$158		$139	$132
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	30%	30%	29%	32%	33%	33%	27	% (b)	26%	33%

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $66 billion in the first quarter of 2009; of $84 billion, $81 billion, $77 billion and $69 billion in the first, second, third and fourth quarters of 2008; $84 billion, $85 billion, $86 billion and $86 billion in the first, second, third and fourth quarters of 2007.

(b)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 34% for the third quarter of 2008.

Note:	On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. In addition, the financial results of Mellon United National Bank (MUNB) have been moved from the Wealth Management segment to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ASSET SERVICING - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008						2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr		4th Qtr		1st Qtr
Revenue:
Securities servicing fees - Asset servicing	609	665	689	777	859	821	769		742		583
Foreign Exchange and other trading activities	112	125	161	206	200	224	261		366		199
Other fee revenue	53	61	56	53	44	36	47		25		48

Total fee and other revenue	774	851	906	1,036	1,103	1,081	1,077		1,133		830
Net interest revenue (expense)	155	180	195	225	222	213	240		411		249

Total revenue	929	1,031	1,101	1,261	1,325	1,294	1,317		1,544		1,079
Noninterest expenses (ex. intangible amortization and support agreement charges)	681	732	753	807	733	812	821		830		699

Income before taxes (ex. intangible amortization and support agreement charges)	248	299	348	454	592	482	496		714		380
Support agreement charges	—	—	—	3	14	(14)	381		160		6
Amortization of intangible assets	3	3	6	6	7	5	6		6		7

Income before taxes	245	296	342	445	571	491	109		548		367
Average loans (a)	$6,881	$7,645	$7,996	$8,719	$8,967	$7,284	$8,538		$10,376		$5,743
Average assets	$37,922	$40,843	$44,043	$48,462	$52,468	$54,763	$57,795		$71,455		$65,153
Average deposits	$34,286	$37,339	$38,065	$42,446	$46,092	$48,436	$51,492		$64,500		$57,084
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	27%	29%	32%	36%	44%	38%	9	%(c)	36	%(c)	35%
MEMO:
Securities lending revenue	$65	$99	$110	$167	$245	$202	$155		$187		$90
Market value of securities on loan at period-end (in billions) (b)	$661	$678	$663	$633	$660	$588	$470		$326		$293

(a)	Loan balances are primarily related to Broker-Dealer Services business within Asset Servicing.

(b)	Represents the total amount of securities on loan (both cash and non-cash) managed by the Asset Servicing segment.

(c)	Excluding support agreement charges, pre-tax operating margin (Non-GAAP) was 38% in third quarter and 46% in the fourth quarter of 2008, respectively.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

ISSUER SERVICES - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (a)	3rd Qtr (a)	4th Qtr (a)	1st Qtr
Revenue:
Securities servicing fees - Issuer services	371	415	436	438	374	443	475	392	363
Other fee revenue	37	25	24	19	33	36	54	44	41

Total fee and other revenue	408	440	460	457	407	479	529	436	404
Net interest revenue (expense)	125	158	159	175	153	176	170	211	200

Total revenue	533	598	619	632	560	655	699	647	604
Provision for credit losses	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	291	297	291	324	318	347	349	318	297

Income before taxes (ex. intangible amortization)	242	301	328	308	242	308	350	329	307
Amortization of intangible assets	17	17	20	21	20	20	21	20	21

Income before taxes	225	284	308	287	222	288	329	309	286
Average assets	$17,848	$25,619	$30,771	$32,729	$32,227	$35,167	$34,264	$38,987	$50,855
Average deposits	$13,574	$21,392	$26,186	$28,293	$27,632	$30,557	$29,546	$34,294	$45,963
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	45%	50%	53%	49%	43%	47%	50%	51%	51%

(a)	The second, third and fourth quarters of 2008 include $22 million, $24 Million and $4 million, respectively, of charges for credit monitoring related to lost tapes.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

CLEARING SERVICES - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr (a)	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Securities servicing fees - Clearing services	224	239	243	249	250	259	254	277	249
Other fee revenue	31	33	67	44	53	64	63	72	72

Total fee and other revenue	255	272	310	293	303	323	317	349	321
Net interest revenue (expense)	74	74	77	78	75	75	75	96	82

Total revenue	329	346	387	371	378	398	392	445	403
Provision for credit losses	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	238	256	269	260	263	291	282	268	252

Income before taxes (ex. intangible amortization)	91	90	118	111	115	107	110	177	151
Amortization of intangible assets	6	6	6	6	6	6	8	6	7

Income before taxes	85	84	112	105	109	101	102	171	144
Average loans	$6,668	$7,195	$6,847	$6,660	$6,629	$7,263	$7,384	$6,735	$5,927
Average assets	$14,279	$14,725	$15,049	$15,813	$16,408	$17,395	$18,471	$21,128	$18,600
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	28%	26%	30%	30%	30%	27%	28%	40%	37%

(a)	The third quarter of 2007 includes a $27 million ($28 million of fee revenue net of $1 million of related incentive expense) settlement received for the early termination of a contract in 2005.

Note:	During the first quarter of 2009, we moved the financial results of the Execution business from the Clearing Services segment to the Other segment.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

TREASURY SERVICES - 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Revenue:
Treasury services	110	114	114	118	121	125	125	130	121
Other fee revenue	103	104	110	125	106	130	137	101	118

Total fee and other revenue	213	218	224	243	227	255	262	231	239
Net interest revenue (expense)	135	131	140	161	182	153	158	233	158

Total revenue	348	349	364	404	409	408	420	464	397
Provision for credit losses	—	—	—	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	195	206	196	201	205	203	202	204	195

Income before taxes (ex. intangible amortization)	153	143	168	203	204	205	218	260	202
Amortization of intangible assets	—	—	7	7	7	7	6	7	6

Income before taxes	153	143	161	196	197	198	212	253	196
Average loans	$12,588	$13,191	$13,716	$14,331	$15,344	$15,606	$14,671	$16,040	$13,612
Average assets	$19,731	$20,146	$21,166	$21,902	$24,153	$21,227	$22,384	$34,585	$28,764
Average deposits	$16,061	$16,650	$17,772	$18,092	$20,056	$17,316	$18,397	$30,052	$24,867
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	44%	41%	46%	50%	50%	50%	52%	56%	51%

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

OTHER- 9 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr (b)	3rd Qtr (b)	4th Qtr	1st Qtr
Revenue:
Total fee and other revenue (a)	162	138	139	(26)	31	(102)	(101)	(1,020)	(269)
Net interest revenue (expense)	20	11	66	58	80	(261)	5	27	41

Total revenue	182	149	205	32	111	(363)	(96)	(993)	(228)
Provision for credit losses	(12)	(18)	—	20	16	26	29	60	80
Noninterest expenses (ex. intangible amortization and merger & integration expense)	187	261	167	201	132	161	90	75	131

Income before taxes and extraordinary (loss) (ex. intangible amortization and merger & integration expense)	7	(94)	38	(189)	(37)	(550)	(215)	(1,128)	(439)
Amortization of intangible assets	—	1	8	7	7	5	1	2	1
Goodwill impairment	—	—	—	—	—	—	—	—	50
Restructuring charge	—	—	—	—	—	—	—	181	10
Merger & integration expenses	23	163	218	124	126	149	111	97	68

Income before taxes and extraordinary (loss)	(16)	(258)	(188)	(320)	(170)	(704)	(327)	(1,408)	(568)
Average loans	$12,101	$11,710	$12,825	$13,057	$13,166	$12,182	$11,159	$11,429	$10,864
Average assets	$40,337	$42,998	$49,353	$50,728	$51,800	$43,781	$42,826	$55,034	$34,491
Average deposits	$14,423	$14,719	$17,724	$18,427	$17,348	$15,516	$13,562	$12,875	$15,644

(a)	Total fee and other revenue includes investment write-downs of $190 million for the fourth quarter of 2007; $51 million, $151 million, $156 million, $1,176 million for the first, second, third and fourth quarters of 2008; and $316 million in the first quarter of 2009.

(b)	The second and third quarter of 2008 include SILO/LILO charges which reduced net interest revenue by $377 million and $112 million, respectively.

Note:	The Other segment primarily includes the results of leasing operations, corporate treasury activities, business exits and corporate overhead. On June 3, 2008, we completed the sale of Mellon 1st Business Bank, National Association (N.A.); the financial results have been moved from the Wealth Management segment to the Other segment. In addition, the financial results of Mellon United National Bank (MUNB) have been moved from the Wealth Management segment to the Other segment. During the first quarter of 2009, the financial results of the Execution business have been moved from the Clearing Services to the Other segment. Historical segment results have been restated to reflect these changes.

THE BANK OF NEW YORK MELLON CORPORATION

SUPPLEMENTAL INFORMATION - GAAP TO NON-GAAP RECONCILIATIONS

Reconciliation of net income and EPS - GAAP to Non-GAAP	2007					2008											2009
	3rd Qtr			4th Qtr		1st Qtr			2nd Qtr		3rd Qtr			4th Qtr			1st Qtr
(in millions, except per share amounts)	Net income	EPS		Net income	EPS	Net income	EPS		Net income	EPS	Net income	EPS		Net income	EPS		Net income	EPS
Net income - GAAP	$640	$0.56		$520	$0.45	$746	$0.65		$309	$0.27	$303	$0.26		$28	$0.02		$322	$0.28
Discontinued operations (income) loss	2	—		—	—	3	—		(7)	(0.01)	2	—		(1)	—		—	—
Extraordinary loss on consolidation of paper conduits, net of tax	—	—		180	0.16	—	—		—	—	—	—		26	0.02		—	—

Continuing operations	642	0.56		700	0.61	749	0.65		302	0.26	305	0.26		53	0.05	(a)	322	0.28
Non-GAAP adjustments:
M&I expenses	127	0.11		69	0.06	75	0.07		89	0.08	66	0.06		58	0.05		41	0.04
Restructuring Charge	—	—		—	—	—	—		—	—	—	—		107	0.09		7	0.01
SILO/LILO charge/tax settlements	—	—		—	—	—	—		380	0.33	30	0.03		—	—		—	—
Support agreement charges	—	—		2	—	8	0.01		(5)	—	433	0.37		97	0.08		(5)	—
Goodwill impairment	—	—		—	—	—	—		—	—	—	—		—	—		31	0.03

Continuing operations excluding M&I expenses, the restructuring charge, SILO/LILO/ tax settlements and support agreement charges	769	0.67		771	0.67	832	0.73		766	0.67	834	0.72		315	0.27		396	0.34	(a)
Investment write-downs	9	—		114	0.10	43	0.04		—	—	96	0.08		752	0.65		214	0.19

Continuing operations excluding M&I expenses, the restructuring charge, SILO/LILO/ tax settlements, support agreement charges and investment write-downs	778			885	0.77	875	0.76		766		930	0.81	(a)	1,067	0.93	(a)	610	0.53
Intangible amortization	84	0.07		78	0.07	75	0.07		77	0.07	74	0.06		71	0.06		66	0.06

Continuing operations excluding M&I expenses, the restructuring charge, SILO/LILO/ tax settlements, support agreement charges, investment write-downs and intangible amortization	$862	$0.75	(a)	$963	$0.84	$950	$0.83	(a)	$843	$0.74	$1,004	$0.87		$1,138	$0.99		$676	$0.59

(a)	Does not foot due to rounding.

Reconciliation of Total Revenue	2007		2008				2009
(dollar amounts in millions)	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Fee and other revenue	$2,931	$3,047	$2,980	$2,982	$2,923	$1,816	$2,138
Net interest revenue	669	752	767	411	703	1,070	792

Total revenue - GAAP	3,600	3,799	3,747	3,393	3,626	2,886	2,930
FTE Increment	14	16	15	15	16	16	12
SILO/LILO charge	—	—	—	377	112	—	—
Investment write-downs	9	191	73	152	162	1,241	347

Total revenue (FTE), excluding SILO/LILO charge and investment write-downs	$3,623	$4,006	$3,835	$3,937	$3,916	$4,143	$3,289

Reconciliation of Total Expense	2007		2008				2009
(dollar amounts in millions)	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Noninterest expense	$2,702	$2,749	$2,612	$2,748	$3,328	$2,870	$2,342
Restructuring charge	—	—	—	—	—	181	10
Support agreement charges	—	3	14	(9)	726	163	(8)
Goodwill impairment - Mellon United National Bank	—	—	—	—	—	—	50

subtotal	2,702	2,746	2,598	2,757	2,602	2,526	2,290
M&I expenses	218	124	126	149	111	97	68
Intangible amortization	131	131	122	124	120	116	108

Total noninterest expense excluding restructuring charges, support agreement charges, goodwill impairment, M&I expenses and intangible amortization - Non-GAAP	$2,353	$2,491	$2,350	$2,484	$2,371	$2,313	$2,114

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Asset Management			Wealth Management			Asset Servicing			Issuer Services
	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
Revenue:
Securities servicing fees
Asset servicing	124	99	72	27	16	10	3,191	2,740	2,246	23	—	—
Issuer services	—	—	—	—	—	—	1	—	—	1,684	1,660	1,091
Clearing services	14	12	9	—	—	—	—	—	29	—	—	7

Total securities servicing fees	138	111	81	27	16	10	3,192	2,740	2,275	1,707	1,660	1,098
Asset and wealth management	2,510	2,724	2,138	563	609	567	—	—	—	—	—	—
Performance fees	83	171	393	—	—	—	—	—	—	—	—	—
Foreign exchange & other trading	20	14	9	14	3	—	1,051	604	471	72	37	28
Treasury services	—	—	—	3	3	—	8	11	8	1	—	—
Distribution and service fees	371	357	278	4	1	4	10	2	—	—	1	—
Financing-related fees	13	8	—	4	8	8	14	40	54	—	—	—
Investment Income	(82)	(10)	19	—	—	—	—	—	—	—	—	—
Other	(178)	(83)	(39)	9	(9)	(2)	130	170	114	71	66	37

Total fee revenue	2,875	3,292	2,879	624	631	587	4,405	3,567	2,922	1,851	1,764	1,163
Securities gains (losses)	(78)	(9)	—	—	—	—	(11)	—	—	—	1	—

Total fee and other revenue	2,797	3,283	2,879	624	631	587	4,394	3,567	2,922	1,851	1,765	1,163
Net interest revenue (expense)	79	14	1	200	170	174	1,086	755	573	710	617	334

Total revenue	2,876	3,297	2,880	824	801	761	5,480	4,322	3,495	2,561	2,382	1,497
Provision for credit losses	—	—	—	—	—	—	—	—	—	—	—	—

Noninterest expenses (ex. intangible amortization, support agreement charges and merger & integration expense)	2,052	2,143	1,891	565	558	532	3,196	2,973	2,647	1,332	1,203	835
Income before taxes and extraordinary (loss) (ex. intangible amortization, support agreement charges and merger & integration expense)	824	1,154	989	259	243	229	2,284	1,349	848	1,229	1,179	662
Support agreement charges	335	—	—	15	—	—	541	3	—	—	—	—
Amortization of intangible assets	255	166	32	54	29	—	24	18	35	81	75	18
Restructuring charge	—	—	—	—	—	—	—	—	—	—	—	—
Merger & integration expense	—	—	—	—	—	—	—	—	—	—	—	—

Income before taxes, noncontrolling interest and extraordinary (loss)	234	988	957	190	214	229	1,719	1,328	813	1,148	1,104	644
Average loans	$—	$—	$—	$4,938	$4,089	$3,825	$8,795	$7,810	$5,853	$—	$—	$—
Average assets	$13,135	$9,413	$3,571	$10,044	$8,387	$6,444	$59,150	$42,818	$35,377	$35,169	$26,742	$11,083
Average deposits	$—	$—	$—	$7,554	$6,950	$6,040	$52,659	$38,034	$31,163	$30,515	$22,361	$8,871
Market value of assets under management at period-end (in billions)	$862	$1,044	$934	$66	$77	$77	$—	$—	$—	$—	$—	$—
Market value of assets under custody and administration at period-end (in billions)	$3	$4	$3	$70	$85	$71	$20,086	$22,988	$19,906	$—	$—	$—
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$325	$633	$607	$—	$—	$—
Pre-tax operating margin (GAAP)	8%	30%	33%	23%	27%	30%	31%	31%	23%	45%	46%	43%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	17%	35%	34%	30%	30%	30%	32%	31%	24%	48%	49%	44%
Pre-tax operating margin - non-GAAP (a)	30%	35%	34%	31%	30%	30%	42%	31%	24%	48%	49%	44%
MEMO:
Securities lending revenue							789	441	290

(a)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note: See pages 8-14 for details of revenue/expense items impacting respective sector results.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESS SEGMENTS

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	Clearing Services			Treasury Services			Other			Consolidated Results
	2008	2007	2006	2008	2007	2006	2008	2007	2006	2008	2007	2006
Revenue:
Securities servicing fees
Asset servicing	—	—	—	6	13	—	(23)	(2)	1	3,348	2,866	2,329
Issuer services	—	—	—	—	—	—	—	—	—	1,685	1,660	1,091
Clearing services	1,040	955	825	—	—	—	11	205	2	1,065	1,172	872

Total securities servicing fees	1,040	955	825	6	13	—	(12)	203	3	6,098	5,698	4,292
Asset and wealth management	41	46	37	—	—	—	21	19	5	3,135	3,398	2,747
Performance fees	—	—	—	—	—	—	—	—	—	83	171	393
Foreign exchange & other trading	108	51	42	253	167	105	(56)	25	12	1,462	901	667
Treasury services	—	—	—	501	456	450	5	10	22	518	480	480
Distribution and service fees	—	—	—	36	14	4	—	—	(2)	421	375	284
Financing-related fees	2	2	—	157	176	211	(2)	1	22	188	235	295
Investment Income	—	—	—	18	12	10	279	255	605	215	257	634
Other	101	76	78	7	60	75	109	89	120	249	369	383

Total fee revenue	1,292	1,130	982	978	898	855	344	602	787	12,369	11,884	10,175
Securities gains (losses)	—	—	—	(3)	—	—	(1,536)	(189)	5	(1,628)	(197)	5

Total fee and other revenue (a)	1,292	1,130	982	975	898	855	(1,192)	413	792	10,741	11,687	10,180
Net interest revenue (expense) (b)	321	303	278	726	567	493	(149)	155	144	2,973	2,581	1,997

Total revenue (c)	1,613	1,433	1,260	1,701	1,465	1,348	(1,341)	568	936	13,714	14,268	12,177
Provision for credit losses	—	—	(4)	—	—	5	131	(10)	(19)	131	(10)	(18)

Noninterest expenses (ex. intangible amortization and merger & integration expense)	1,104	1,023	910	811	798	804	458	816	849	9,518	9,514	8,468
Income before taxes and extraordinary (loss) (ex. intangible amortization, support agreement charges and merger & integration expense)	509	410	354	890	667	539	(1,930)	(238)	106	4,065	4,764	3,727
Support agreement charges	—	—	—	3	—	—	—	—	—	894	3	—
Amortization of intangible assets	26	24	21	27	14	1	15	16	13	482	342	120
Restructuring charge	—	—	—	—	—	—	181	—	—	181	—	—
Merger & integration expense	—	—	—	—	—	—	483	528	117	483	528	117

Income before taxes, noncontrolling interest and extraordinary (loss)	483	386	333	860	653	538	(2,609)	(782)	(24)	2,025	3,891	3,490
Average loans	$7,003	$6,843	$6,692	$15,415	$13,457	$13,186	$11,980	$12,423	$9,967	$48,131	$44,622	$39,523
Average assets	$16,593	$14,378	$16,436	$25,603	$20,736	$21,404	$50,128	$46,443	$51,044	$209,823	$168,916	$145,358
Average deposits	$—	$—	$—	$21,470	$17,144	$17,088	$14,816	$16,323	$17,096	$127,015	$100,812	$80,258
Market value of assets under management at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$928	$1,121	$1,011
Market value of assets under custody and administration at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$20,159	$23,077	$19,980
Market value of securities on loan at period-end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$325	$633	$607
Pre-tax operating margin (GAAP)	30%	27%	26%	51%	45%	40%	n/m	n/m	n/m	15%	27%	29%
Pre-tax operating margin (ex. intangible amortization) - non-GAAP	32%	29%	28%	52%	46%	40%	n/m	n/m	n/m	18%	30%	30%
Pre-tax operating margin - non-GAAP (d)	32%	29%	28%	52%	46%	40%	n/m	n/m	n/m	39%	35%	31%

(a)	Consolidated results include FTE impact of $36 million for 2006 and $40 million for both 2007 and 2008.

(b)	Consolidated results include FTE impact of $38 million for 2006 and $22 million for both 2007 and 2008.

(c)	Consolidated results include FTE impact of $74 million for 2006 and $62 million for both 2007 and 2008.

(d)	Excludes M&I expenses, the SILO/LILO/tax settlements, support agreement charges, restructuring charges, investment write-downs and intangible amortization expense.

Note: See pages 8-14 for details of revenue/expense items impacting respective sector results.

n/m - not meaningful

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

NONPERFORMING ASSETS

(dollar amounts in millions)	2007				2008				2009
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Loans:
Commercial real estate	$1	$1	$—	$40	$49	$106	$118	$124	$190
Other residential mortgages	4	5	11	20	33	55	75	99	151
Commercial	15	16	18	39	50	52	65	60	65
Wealth Management	—	—	—	—	—	—	—	1	4
Foreign	9	6	6	87	78	60	1	—	2
Lease finance assets	1	1	—	—	—	—	—	—	—

Total nonperforming loans	30	29	35	186	210	273	259	284	412
Other assets owned	2	1	2	4	5	6	8	8	9
Total acquired property	—	—	—	—	—	—	—	—	—

Total nonperforming assets	$32	$30	$37	$190	$215	$279	$267	$292	$421

Nonperforming assets ratio	0.1%	0.1%	0.1%	0.4%	0.4%	0.6%	0.5%	0.7%	1.0%
Allowance for loan losses/nonperforming loans	1,140.0	1,124.1	948.6	175.8	149.5	129.3	140.9	146.1	114.1
Allowance for loan losses/nonperforming assets	1,068.8	1,086.7	897.3	172.1	146.0	126.5	136.7	142.1	111.6
Total allowance for credit losses/nonperforming assets	1,893.3	1,879.3	1,457.1	265.6	231.9	178.0	190.7	186.3	135.7
Total allowance for credit losses/nonperforming assets	1,775.0	1,816.7	1,378.4	260.0	226.5	174.2	185.0	181.2	132.8

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 9 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2007				2008				2009
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr
Allowance for credit losses:
Allowance for loan losses	$343	$342	$326	$332	$327	$314	$353	$365	$415
Allowance for lending-related commitments	234	226	219	178	167	173	133	129	114

Allowance at beginning of period	577	568	545	510	494	487	486	494	529

Net (charge-offs)/recoveries
Charge-offs	(5)	—	(37)	(37)	(14)	(15)	(27)	(27)	(51)
Recoveries	8	5	2	1	1	2	5	2	1

Total Net (charge-offs)/recoveries	3	5	(35)	(36)	(13)	(13)	(22)	(25)	(50)

Provision for credit losses	(12)	(18)	—	20	16	25	30	60	80
Impact of Merger	—	(10)	—	—	—	—	—	—	—
Transfer to Discontinued Operations	—	—	—	—	—	—	—	—	—
Sale of Mellon 1st Business Bank	—	—	—	—	—	(13)	—	—	—
SFAS 159 Adoption	—	—	—	—	(10)	—	—	—	—

Allowance at end of period	568	545	510	494	487	486	494	529	559

Allowance for loan losses	$342	$326	$332	$327	$314	$353	$365	$415	$470
Allowance for lending related-commitments	226	219	178	167	173	133	129	114	89

Allowance at end of period	568	545	510	494	487	486	494	529	559

Allowance for loan losses as a percentage of total loans (a)	0.77%	0.72%	0.65%	0.64%	0.60%	0.70%	0.62%	0.96%	1.13%

(a)	Excluding purchase accounting adjustments.